HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042               HV-3574 - PremierSolutions Standard

333-72042               HV-5244 - PremierSolutions Standard (Series II)

Supplement dated July 29, 2016 to your Prospectus

FUND NAME CHANGE

Effective August 1, 2016, the following name change will be made to your Prospectus:

Current Name	New Name

RidgeWorth Large Cap Value Equity Fund - Class A	RidgeWorth Ceredex Large Cap Value Equity Fund - Class A

As a result of the change, all references to the Current Name in your Prospectus is deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.